Exhibit 99.2

Table of Contents
Third Quarter 2014

Section I - Financial Information		Section II - Core Portfolio Information

Company Information…………………………………………	3	Core Properties……………………………………………………	23
Market Capitalization…………………………………………	4	Core Top Tenants…………………………………………………	25
Operating Statements		Core Lease Expirations……………………………………………	26
Pro-rata Consolidation………………………………………	5	Core New and Renewal Rent Spreads……………………………	27
Funds…………………………………………………………	6	Core Capital Expenditures………………………………………	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics…………………………………………	29
and Funds Available for Distribution ("FAD")…………………	8
EBITDA…………………………………………………….......	9
Same Property Net Operating Income………………………...	10	Section III - Fund Information
Fee Income…………………………………………………......	11
Balance Sheet - Pro-rata Consolidation……………………......	12	Fund Overview…………………………………………………	32
Structured Financing………………………………………	13	Fund Properties…………………………………………..............	33
Other Information		Fund Lease Expirations……………………………………………	34
2014 Transactional Activity…………………………………	14	Development Activity………………………………………………	35
2014 Guidance…………………………………………..........	15	RCP Venture Investments………………………………………	36
Net Asset Valuation Information………………………………	16
Selected Financial Ratios……………………………………	17
Debt Analysis
Summary………………………………………………………	18	Important Notes…………………………………………………	37
Detail……………………………………………………………	19
Maturities……………………………………………………	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on
	$		%	Net Debt[1]	Total Market Capitalization
Equity Capitalization
Common Shares	60,081
Common Operating Partnership ("OP") Units	3,539
Combined Common Shares and OP Units	63,620

Share Price at September 30, 2014	$27.58

Equity Capitalization - Common Shares and OP Units	$1,754,640
Preferred OP Units	691	[2]
Total Equity Capitalization	1,755,331		76%	80%

Debt Capitalization
Consolidated debt	1,139,724
Adjustment to reflect pro-rata share of debt	(594,732)
Total Debt Capitalization	544,992		24%	20%

Total Market Capitalization	$2,300,323		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	September 30, 2014				Changes in Total Common Shares Outstanding and OP Units
	Year-to-date	Quarter
Weighted average Common Shares - Basic EPS	57,898	59,686			Balance @ 12/31/2013	55,643	1,954
Dilutive potential Common Shares	287	313			Issuance	4,254	1,415
Weighted average Common Shares - Diluted EPS	58,185	59,999			Other	184	170
OP Units	2,385	2,772
Dilutive potential OP Units	25	25			Balance @ 9/30/2014	60,081	3,539
Weighted average Common Shares and OP Units - Diluted FFO	60,595	62,796

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$89,553
pro-rata share of Funds cash balance of	7,797
and pro-rata share of restricted cash relating to City Point financing of	9,714
for total cash netted against debt of	$107,064
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended September 30, 2014			Three months ended September 30, 2014
	Core Portfolio	Funds	Total	Core	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$63,966	$8,781	$72,747	$22,282	$2,883	$25,165
Percentage rents	214	52	266	38	8	46
Expense reimbursements - CAM	6,396	1,141	7,537	1,788	294	2,082
Expense reimbursements - Taxes	8,825	1,201	10,026	3,192	343	3,535
Other property income	213	143	356	140	75	215
Total Property Revenues	79,614	11,318	90,932	27,440	3,603	31,043

PROPERTY EXPENSES
Property operating - CAM	7,972	1,419	9,391	2,141	432	2,573
Other property operating (Non-CAM)	1,392	519	1,911	666	134	800
Real estate taxes	10,578	1,752	12,330	3,900	498	4,398
Total Property Expenses	19,942	3,690	23,632	6,707	1,064	7,771

NET OPERATING INCOME - PROPERTIES	59,672	7,628	67,300	20,733	2,539	23,272

OTHER INCOME (EXPENSE)
Interest income	8,621	252	8,873	2,613	155	2,768
Straight-line rent income	2,070	576	2,646	714	195	909
Above/below market rent	1,873	627	2,500	573	91	664
Interest expense	(15,532)	(2,398)	(17,930)	(5,250)	(705)	(5,955)
Amortization of finance costs	(736)	(401)	(1,137)	(244)	(131)	(375)
Above/below market interest expense	525	73	598	175	25	200
Asset and property management expense	(106)	(202)	(308)	(37)	(82)	(119)
Other income/(expense)	2,024	(12)	2,012	93	(23)	70
Transaction costs	(3,054)	(465)	(3,519)	(1,554)	(167)	(1,721)
CORE PORTFOLIO AND FUND INCOME	55,357	5,678	61,035	17,816	1,897	19,713

FEE INCOME
Asset and property management fees	11,486	—	11,486	3,632	—	3,632
Transactional fees [2]	5,486	—	5,486	1,747	—	1,747
Income tax benefit (provision)	(85)	(12)	(97)	(71)	—	(71)
Total Fee Income	16,887	(12)	16,875	5,308	—	5,308

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	177	177	—	91	91
Promote income - Fund capital transactions	156	—	156	156	—	156
Other income	732	—	732	—	—	—
Gain (loss) on extinguishment of debt	(5)	(85)	(90)	(2)	—	(2)
Provision for income taxes (RCP)	—	16	16	—	18	18
Total Promote, RCP and Other Income	883	108	991	154	109	263

General and Administrative	(20,373)	(281)	(20,654)	(6,697)	(172)	(6,869)

Depreciation and amortization	(24,308)	(3,299)	(27,607)	(8,769)	(997)	(9,766)
Non-real estate depreciation and amortization	(387)	—	(387)	(130)	—	(130)
Gain on disposition of properties	12,393	20,787	33,180	—	20,953	20,953
Gain on disposition of land	190	672	862	190	252	442
Income before noncontrolling interests	40,642	23,653	64,295	7,872	22,042	29,914

Noncontrolling interest - OP	(1,613)	(1,059)	(2,672)	(353)	(997)	(1,350)

NET INCOME	$39,029	$22,594	$61,623	$7,519	$21,045	$28,564

Notes:

[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Year-to-date ended September 30, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$91	$20	$—	$—	$9,378	$1,876	$—	$—	$22,659	$4,509	$10,276	$2,376	$8,781
Percentage rents	—	—	—	—	—	—	—	—	231	46	29	6	52
Expense reimbursements - CAM	—	—	—	—	921	184	—	—	3,594	716	1,044	241	1,141
Expense reimbursements - Taxes	—	—	—	—	337	67	—	—	4,187	833	1,306	301	1,201
Other property income	4	1	—	—	365	73	—	—	259	51	78	18	143
Total Property Revenues	95	21	—	—	11,001	2,200	—	—	30,930	6,155	12,733	2,942	11,318

PROPERTY EXPENSES
Property operating - CAM	16	4	—	—	1,655	331	—	—	3,831	762	1,391	322	1,419
Other property operating (Non-CAM)	67	15	—	—	1,277	256	—	—	1,051	210	163	38	519
Real estate taxes	6	—	—	—	1,065	213	—	—	5,504	1,096	1,918	443	1,752
Total Property Expenses	89	19	—	—	3,997	800	—	—	10,386	2,068	3,472	803	3,690

NET OPERATING INCOME - PROPERTIES	6	2	—	—	7,004	1,400	—	—	20,544	4,087	9,261	2,139	7,628

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	11	3	—	—	186	37	918	212	252
Straight-line rent income	—	—	—	—	765	153	—	—	1,194	238	802	185	576
Straight-line ground rent	—	—	—	—	6	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	1,352	269	1,552	358	627
Interest expense	(4)	—	—	—	(4,373)	(875)	—	—	(4,616)	(918)	(2,615)	(605)	(2,398)
Amortization of finance costs	—	—	—	—	(188)	(38)	—	—	(778)	(155)	(897)	(208)	(401)
Above/below market interest expense	—	—	—	—	—	—	—	—	368	73	—	—	73
Asset and property management expense [2]	—	—	—	—	(156)	(31)	—	—	(444)	(89)	(355)	(82)	(202)
Other income/(expense)	(87)	(19)	—	—	250	50	—	—	(148)	(29)	(63)	(14)	(12)
Transaction costs	—	—	—	—	—	—	—	—	(99)	(19)	(1,927)	(446)	(465)
Fund Income	(85)	(17)	—	—	3,319	662	—	—	17,559	3,494	6,676	1,539	5,678

FEE INCOME
Income tax benefit (provision)	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)
Total Fee Income	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	410	91	—	—	429	86	—	—	—	—	177
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	(423)	(85)	—	—	(85)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	79	16	—	—	16
Total Promote, RCP and Other Income	—	—	410	91	—	—	429	86	(344)	(69)	—	—	108

GENERAL AND ADMINISTRATIVE	11	2	(5)	(1)	(395)	(79)	(12)	(2)	(608)	(120)	(354)	(81)	(281)

Depreciation and amortization	1	—	—	—	(2,149)	(429)	—	—	(9,212)	(1,833)	(4,485)	(1,037)	(3,299)
Gain on disposition of properties	—	—	—	—	(865)	(173)	—	—	61,818	11,974	38,866	8,986	20,787
Gain on disposition of land	—	—	—	—	561	112	—	—	1,168	560	—	—	672
Income before noncontrolling interest	(75)	(15)	405	90	454	90	417	84	70,337	13,997	40,703	9,407	23,653

Noncontrolling interest - OP	—	—	(18)	(4)	(20)	(4)	(15)	(3)	(3,140)	(625)	(1,830)	(423)	(1,059)

NET INCOME	$(75)	$(15)	$387	$86	$434	$86	$402	$81	$67,197	$13,372	$38,873	$8,984	$22,594

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Income Statements - Funds [1]
(in thousands)
	Three months ended September 30, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$15	$3	$—	$—	$3,295	$659	—	—	7,343	$ 1,461	$ 3,289	$ 760	$ 2,883
Percentage rents	—	—	—	—	—	—	—	—	40	8	2	—	8
Expense reimbursements - CAM	—	—	—	—	222	44	—	—	1,028	205	195	45	294
Expense reimbursements - Taxes	—	—	—	—	105	21	—	—	1,218	242	346	80	343
Other property income	—	—	—	—	248	50	—	—	85	17	35	8	75
Total Property Revenues	15	3	—	—	3,870	774	—	—	9,714	1,933	3,867	893	3,603

PROPERTY EXPENSES
Property operating - CAM	—	—	—	—	453	91	—	—	1,183	235	457	106	432
Other property operating (Non-CAM)	14	3	—	—	346	69	—	—	266	53	38	9	134
Real estate taxes	2	—	—	—	354	71	—	—	1,480	295	573	132	498
Total Property Expenses	16	3	—	—	1,153	231	—	—	2,929	583	1,068	247	1,064

NET OPERATING INCOME - PROPERTIES	(1)	—	—	—	2,717	543	—	—	6,785	1,350	2,799	646	2,539

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	4	1	—	—	154	31	530	123	155
Straight-line rent income	—	—	—	—	216	43	—	—	256	51	438	101	195
Straight-line ground rent	—	—	—	—	2	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	381	76	67	15	91
Interest expense	(2)	—	—	—	(1,224)	(245)	—	—	(1,489)	(296)	(708)	(164)	(705)
Amortization of finance costs	—	—	—	—	(68)	(14)	—	—	(256)	(51)	(286)	(66)	(131)
Above/below market interest expense	—	—	—	—	—	—	—	—	124	25	—	—	25
Asset and property management expense [2]	—	—	—	—	(90)	(18)	—	—	(129)	(26)	(163)	(38)	(82)
Other income/(expense)	—	—	—	—	—	—	—	—	(133)	(26)	13	3	(23)
Transaction costs	—	—	—	—	7	1	—	—	(82)	(16)	(656)	(152)	(167)
Fund Income	(3)	—	—	—	1,564	311	—	—	5,611	1,118	2,034	468	1,897

FEE INCOME
Income tax benefit (provision)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Fee Income	—	—	—	—	—	—	—	—	—	—	—	—	—

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	410	91	—	—	—	—	—	—	—	—	91
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	88	18	—	—	18
Total Promote, RCP and Other Income	—	—	410	91	—	—	—	—	88	18	—	—	109

GENERAL AND ADMINISTRATIVE	(37)	(8)	(3)	(1)	(223)	(45)	(7)	(1)	(373)	(74)	(187)	(43)	(172)

Depreciation and amortization	1	—	—	—	(879)	(176)	—	—	(2,889)	(575)	(1,062)	(246)	(997)

Gain on disposition of properties	—	—	—	—	—	—	—	—	60,389	11,967	38,866	8,986	20,953
Gain on disposition of land	—	—	—	—	—	—	—	—	1,013	252	—	—	252
Income before noncontrolling interest	(39)	(8)	407	90	462	90	(7)	(1)	63,839	12,706	39,651	9,165	22,042

Noncontrolling interest - OP	—	—	(18)	(4)	(20)	(4)	—	—	(2,889)	(575)	(1,791)	(414)	(997)

NET INCOME	$(39)	$(8)	$389	$86	$442	$86	$(7)	$(1)	$60,950	$ 12,131	$ 37,860	$ 8,751	$ 21,045

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	2014				2013
	Current	Current	Previous	Previous
	Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	September 30, 2014	September 30, 2014	June 30, 2014	March 31, 2014	September 30, 2013	September 30, 2013

Net Income	$61,623	$28,564	$11,464	$21,595	$27,865	$9,485
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	27,607	9,766	8,987	8,853	23,123	8,335
Gain on disposition of properties (net of noncontrolling interest share)	(33,180)	(20,953)	166	(12,393)	(776)	—
Impairment of asset	—	—	—	—	1,500	—
Income attributable to noncontrolling interests'
share in Operating Partnership	2,672	1,350	459	863	—	—
FFO	$58,722	$18,727	$21,076	$18,918	$52,057	$17,929

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$58,722	$18,727	$21,076	$18,918	$52,057	$17,929
Straight-line rent, net	(2,646)	(909)	(1,012)	(725)	(2,894)	(1,094)
Straight-line ground rent	—	—	—	—	62	20
Above/below market rent	(2,500)	(664)	(947)	(889)	(2,660)	(1,063)
Amortization of finance costs	1,137	375	388	374	1,151	489
Above/below market interest	(598)	(200)	(199)	(199)	(1,189)	(307)
Loss (gain) on extinguishment of debt	90	2	16	72	—	—
Non-real estate depreciation	387	130	130	127	330	119
Leasing commissions	(711)	(134)	(401)	(176)	(1,276)	(208)
Tenant improvements	(3,635)	(1,259)	(853)	(1,523)	(4,604)	(1,956)
Capital expenditures	(777)	(187)	(146)	(444)	(1,025)	(424)
AFFO	$49,469	$15,881	$18,052	$15,535	$39,952	$13,505

Funds Available for Distribution ("FAD"):
AFFO	$49,469	$15,881	$18,052	$15,535	$39,952	$13,505
Scheduled principal repayments	(4,144)	(1,620)	(1,059)	(1,465)	(4,537)	(1,571)
FAD	$45,325	$14,261	$16,993	$14,070	$35,415	$11,934

Total weighted average diluted shares and OP Units:	60,595	62,797	60,521	58,419	55,735	56,436

Diluted FFO per share:
FFO	$0.97	$0.30	$0.35	$0.32	$0.93	$0.32
AFFO	$0.82	$0.25	$0.30	$0.27	$0.72	$0.24
FAD	$0.75	$0.23	$0.28	$0.24	$0.64	$0.21

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended September 30, 2014			Three months ended September 30, 2014
	Core			Core
	Portfolio	Funds	TOTAL	Portfolio	Funds	TOTAL

NET INCOME	$39,029	$22,594	$61,623	$7,519	$21,045	$28,564

Add back:
Depreciation and amortization	24,695	3,299	27,994	8,899	997	9,896
Interest expense	15,532	2,398	17,930	5,250	705	5,955
Amortization of finance costs	736	401	1,137	244	131	375
Above/below market interest	(525)	(73)	(598)	(175)	(25)	(200)
Gain on disposition of properties	(12,393)	(20,787)	(33,180)	—	(20,953)	(20,953)
Gain on disposition of land	(190)	(672)	(862)	(190)	(252)	(442)
Provision (benefit) for income taxes	85	(4)	81	71	(18)	53
Loss on extinguishment of debt	5	85	90	2	—	2
Noncontrolling interest - OP	1,613	1,059	2,672	353	997	1,350

EBITDA	$68,587	$8,300	$76,887	$21,973	$2,627	$24,600

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date

	Three months ended		Percentage Growth in Same	Period ended		Percentage Growth in Same
			Property NOI -			Property NOI -
	September 30, 2014	September 30, 2013	% of Line Item	September 30, 2014	September 30, 2013	% of Line Item

Revenue
Minimum rents	$16,740	$15,992	4.7%	$49,973	$47,802	4.5%
Expense reimbursements	4,149	4,358	(4.8)%	13,371	12,754	4.8%
Other property income	113	131	(13.7)%	544	558	(2.5)%

Total Revenue	21,002	20,481	2.5%	63,888	61,114	4.5%

Expenses
Property operating - CAM & Real estate taxes	4,845	5,341	9.3%	15,691	15,000	(4.6)%
Other property operating (Non-CAM)	534	636	16.0%	1,049	1,475	28.9%

Total Expenses	5,379	5,977	10.0%	16,740	16,475	(1.6)%

Same Property NOI - Core properties	$15,623	$14,504	7.7%	$47,148	$44,639	5.6%

Other same property information
Physical Occupancy	95.9%	93.8%		95.9%	93.8%
Leased Occupancy	97.0%	95.5%		97.0%	95.5%

[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Nine Months ended September 30, 2014
Asset and property management fees	$33	$1,924	$4,058	$5,041	$430	$11,486
Transactional fees	46	2,624	1,264	1,026	526	5,486
Total management fees and priority distributions	$79	$4,548	$5,322	$6,067	$956	$16,972

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended September 30, 2014
Asset and property management fees	$11	$625	$1,234	$1,598	$164	$3,632
Transactional fees	31	772	331	591	22	1,747
Total management fees and priority distributions	$42	$1,397	$1,565	$2,189	$186	$5,379

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2014
Asset and property management fees	$11	$656	$1,384	$1,692	$147	$3,890
Transactional fees	4	841	431	250	32	1,558
Total management fees and priority distributions	$15	$1,497	$1,815	$1,942	$179	$5,448

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2014
Asset and property management fees	$11	$643	$1,440	$1,751	$119	$3,964
Transactional fees	11	1,011	502	185	472	2,181
Total management fees and priority distributions	$22	$1,654	$1,942	$1,936	$591	$6,145

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$404,582		$(112,947)	$12,392	$304,027		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,304,438		(342,398)	67,510	1,029,550		are necessary for the fair presentation of the consolidated
Construction in progress	7,977		(4,800)	124	3,301		balance sheet for the interim period.
	1,716,997		(460,145)	80,026	1,336,878
Less: accumulated depreciation	(251,545)		64,748	(9,040)	(195,837)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,465,452		(395,397)	70,986	1,141,041		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	398,727	[3]	(322,627)	3,089	79,189		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	131,132		(35,370)	1,588	97,350		and liability line items. Similarly, the presentation also includes
Cash in escrow	26,820		(16,452)	942	11,310		the Company's pro-rata share of assets and liabilities for
Restricted cash	49,281		(39,567)	—	9,714		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	123,693		(92,695)	(30,529)	469		method of accounting for the Company's financial statements.
Rents receivable, net	6,840		(2,535)	636	4,941
Straight-line rents receivable, net	26,507		(10,723)	1,299	17,083
Notes receivable	94,409		(2,593)	—	91,816		[3] The components of Net real estate under development are as follows:
Deferred charges, net	29,745		(16,580)	1,528	14,693		Fund II	$362,265
Prepaid expenses and other assets	58,533		(797)	958	58,694	[4]	Fund III	34,151
Acquired lease intangibles	43,512		(12,967)	2,025	32,570		Fund IV	598
							Other	1,713
Total Assets	$2,454,651		$(948,303)	$52,522	$1,558,870		Total Funds	$398,727

LIABILITIES AND SHAREHOLDERS' EQUITY
							[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable	$1,139,724		$(651,715)	$56,983	$544,992		Due from Fund Investors	$26,598
Valuation of debt at acquisition, net of amortization	1,342		—	18	1,360		Prepaid expenses	7,383
Acquired lease intangibles	24,441		(7,580)	1,713	18,574		Contract deposits	5,944
Accounts payable and accrued expenses	43,196		(18,122)	1,442	26,516		Accrued interest on Notes Receivable	5,288
Dividends and distributions payable	14,864		—	—	14,864		Unsettled ATM Trades	880
Share of losses in excess of inv. in unconsolidated affiliates	8,416		—	(8,416)	—		Other	12,601
Other liabilities	20,334		(6,191)	782	14,925		Total	$58,694

Total Liabilities	1,252,317		(683,608)	52,522	621,231

Shareholders' equity:
Common shares	60		—	—	60
Additional paid-in capital	783,791		—	—	783,791
Accumulated other comprehensive loss	(1,554)		—	—	(1,554)
Retained earnings	58,954		—	—	58,954
Total controlling interest	841,251		—	—	841,251
Noncontrolling interest in subsidiary	361,083		(264,695)	—	96,388
Total Shareholders' Equity	1,202,334		(264,695)	—	937,639

Total Liabilities and Shareholders' Equity	$2,454,651		$(948,303)	$52,522	$1,558,870

Structured Financing
(in thousands)

				Balance at
	Balance at			September 30, 2014			Stated	Effective
	June 30, 2014				Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$16,269	$—	$—	$16,269	$180	$16,449	6.69%	7.20%	2014 to 2015

Mezzanine, preferred equity and other notes	80,038	1,795	(6,850)	74,983	5,098	80,081	12.17%	12.51%	2015 to 2024

Total notes receivable	$96,307	$1,795	$(6,850)	$91,252	$5,278	$96,530	11.19%	11.56%

Note:
[1] Inclusive of points and exit fees.
				Balance at
Reconciliation of Notes Receivable to the Consolidated Balance Sheet				September 30, 2014

Total Notes Receivable per above				$91,252
Fund III non-real estate loans				3,157

Total Notes Receivable per Consolidated Balance Sheet				$94,409

2014 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

2014 Transactions

11 E. Walton	$44,000	100%	January	Chicago, IL	Marc Jacobs, Saint Laurent
61 Main Street	7,300	100%	February	Westport, CT	Chico's
865 W. North Avenue	14,750	100%	March	Chicago, IL	Forever 21
252-256 Greenwich Avenue	24,450	100%	March	Greenwich, CT	Madwell, Calypso St. Barth, Jack Wills
152-154 Spring Street	38,000	90%	April	New York, NY	Kate Spade Saturday
2520 Flatbush Avenue	17,100	100%	May	New York, NY	Bob's Furniture, Capital One
Bedford Green	46,750	100%	July	Bedford Hills, NY	Shop Rite, CVS, Panera Bread
131-135 Prince Street	51,359	100%	August	New York, NY	Folli Follie, Uno De 50
Shops at Grand Avenue	56,000	100%	October	Queens, NY	Stop & Shop

Total	$299,709

Funds:

Fund IV:

Broughton Street Portfolio [1]	$33,856	50%	February-September	Savannah, GA	—
Eden Square	25,369	98%	July	Bear, DE	Lowe's, Giant
27 E. 61st Street	19,250	100%	October	New York, NY	—
17 E. 71st Street	28,000	100%	October	New York, NY	—

Total	$106,475

Dispositions:

Property Name	Disposition Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

Walnut Hill	$22,865	100%	March	Woonsocket, RI	Sears

Funds:

Fund III:

Sheepshead Bay	$20,200	100%	April	Brooklyn, NY	—
Lincoln Road	141,800	95%	August	Miami Beach, FL	Starbucks, Sushi Samba

Total	$162,000

Fund IV:

Lincoln Road	$200,200	95%	August	Miami Beach, FL	Aldo, Fossil, Spris

Note:

1 In addition, Fund IV has provided financing to the joint venture.

2014 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

		2014 Guidance	2013 Actual
Overall:

Fully diluted Common Shares and OP Units - 2014 Weighted Average		62,000 - 62,500	55,954

Full year Funds from Operations ("FFO") per share	[1]	$1.35 to $1.40	$1.20

Earnings per Share ("EPS")	[1]	$0.72 to $0.77	$0.72

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$87.0 to $88.5	$70.3

Asset and property management fee income, net of TRS taxes		$15.0 to $15.5	$17.6

Transactional fee income, net of TRS taxes		$7.0 to $8.0	$6.3

Promote, RCP and other income, net of TRS taxes		$1.0 to $1.5	$(0.6)

General and administrative expense		$(27.0) to $(26.5)	$(26.4)

Total		$83.0 to $87.0	$67.2

Note:

1 FFO and EPS guidance is before acquisition costs which totaled $0.06 through September 30, 2014.
EPS guidance is before gain/loss on disposition of property which totaled $0.59 through September 30, 2014.

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$20,733	[1]	$82,932	--			$2,717	$10,868	20.00%	$2,174	$6,785	$27,140	19.90%	$5,401	$2,799	$11,196	23.12%	$2,589
Less:
(Income)/ loss from sold properties											(220)	(880)		(175)	(454)	(1,816)		(420)
(Income)/ loss from pre-stabilized assets [3]							—	—		—	(1,390)	(5,560)		(1,106)	(418)	(1,672)		(387)
(Income)/ loss from development projects [4]							—	—		—	(33)	(132)		(26)	(43)	(172)		(40)
Net Operating Income of stabilized assets							2,717	10,868		2,174	5,142	20,568		4,093	1,884	7,536		1,742

Costs to Date
Pre-stabilized assets [3]								$—		$—		$92,072		$18,323		$37,706		$8,718
Development projects [4]								341,800		68,360		30,400		6,050		46,600		10,774

Total Costs to Date								$341,800		$68,360		$122,472		$24,373		$84,306		$19,492

Debt			$400,171	$—				$328,414		$62,471		$265,845		$49,004		$153,437		$33,346

Gross asset value [2]				2,400
Net Asset Value				$2,400	37.78%	$907

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the third quarter 2014. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3]Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Nostrand
Lincoln Park Centre
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
1151 Third Avenue

[4]See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended September 30,		Period ended September 30,
						Three months ended September 30,	Three months ended June 30,
	2014	2013	2014	2013		2014	2014
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$21,973	$20,989	$68,587	$60,519	Debt + Preferred Equity (Preferred O.P. Units)	$545,683	$529,108
Interest expense	5,250	5,243	15,532	15,194	Total Market Capitalization	2,300,323	2,252,373
Principal Amortization	1,409	1,320	3,615	3,855	Debt+Preferred Equity/Total Market Capitalization	24%	23%
Preferred Dividends [3]	6	5	19	16
Fixed-Charge Coverage Ratio - Core Portfolio	3.3x	3.2x	3.6x	3.2x	Debt [6]	$437,928	$460,587
					Total Market Capitalization	2,193,951	2,184,556
EBITDA divided by:	$24,600	$24,673	$76,887	$70,547	Net Debt+Preferred Equity/Total Market Capitalization	20%	21%
Interest expense	5,955	6,270	17,930	18,129
Principal Amortization	1,620	1,571	4,144	4,537	Debt/EBITDA Ratios
Preferred Dividends	6	5	19	16
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$400,171	$371,785
and Funds	3.2x	3.1x	3.5x	3.1x	EBITDA (Annualized)	87,892	89,289
					Debt/EBITDA - Core Portfolio	4.6x	4.2x
Payout Ratios
					Debt [5]	$310,618	$325,031
Dividends (Shares) & Distributions (OP Units) paid	$14,859	$11,982	$42,965	$35,726	EBITDA (Annualized)	87,892	89,289
FFO	18,727	17,929	58,722	52,057	Net Debt/EBITDA - Core Portfolio	3.5x	3.6x
FFO Payout Ratio	79%	67%	73%	69%
FFO Payout Ratio before acquisition costs	73%	65%	69%	66%	Debt [4]	$545,683	$528,404
					EBITDA (Annualized)	98,400	100,913
Dividends (Shares) & Distributions (OP Units) paid	$14,859	$11,982	$42,965	$35,726	Debt/EBITDA - Core Portfolio and Funds	5.5x	5.2x
AFFO	15,881	13,505	49,469	39,952
AFFO Payout Ratio	94%	89%	87%	89%	Debt [6]	$437,928	$460,587
AFFO Payout Ratio before acquisition costs	84%	85%	81%	85%	EBITDA (Annualized)	98,400	100,913
					Net Debt/EBITDA - Core Portfolio and Funds	4.5x	4.6x
Dividends (Shares) & Distributions (OP Units) paid	$14,859	$11,982	$42,965	$35,726
FAD	14,261	11,934	45.325	35.415	Debt Yield Ratios
FAD Payout Ratio	104%	100%	95%	101%
FAD Payout Ratio before acquisition costs	93%	96%	88%	95%	NOI (Annualized)	$82,932	$78,940
					Debt	400,171	371,785
					Debt Yield - Core Portfolio	21%	21%
Notes:
					NOI (Annualized)	$82,932	$78,940
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
[2]See page 9 for a calculation of EBITDA.
[3]Represents preferred distributions on Preferred Operating partnership Units.
[4]Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

					Debt [5]	310,618	325,031
					Net Debt Yield - Core Portfolio	27%	24%

					NOI (Annualized)	$93,088	$89,176
					Debt [4]	545,683	528,404
					Debt Yield - Core Portfolio and Funds	17%	17%

					NOI (Annualized)	$93,088	$89,176
					Debt [6]	437,928	460,587
					Net Debt Yield - Core Portfolio and Funds	21%	19%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$386,272	5.1%	$70,047	4.6%	$456,319	5.0%	84%	$401,866	$(43,410)	$814,775
Variable-Rate Debt	13,899	1.7%	74,774	2.2%	88,673	2.1%	16%	249,850	(13,574)	324,949

Total	$400,171	5.0%	$144,821	3.3%	$544,992	4.6%	100%	$651,716	$(56,984)	1,139,724
Unamortized premium										1,342
										$1,141,066

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	September 30, 2014	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Crossroads Shopping Center	$57,410	49.0%	$28,131	5.37%	12/1/2014	None
Crescent Plaza	16,530	100.0%	16,530	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	11,365	100.0%	11,365	5.12%	11/6/2015	None
Elmwood Park Shopping Center	32,340	100.0%	32,340	5.53%	1/1/2016	None
Chicago Portfolio	15,340	100.0%	15,340	5.61%	2/1/2016	None
The Gateway Shopping Center	19,519	100.0%	19,519	5.44%	3/1/2016	None
330-340 River Street	10,729	100.0%	10,729	5.30%	5/1/2016	1 x 60 mos.
Brandywine Town Center	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	16,035	100.0%	16,035	6.35%	12/1/2016	None
Convertible Notes	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,269	100.0%	4,269	6.65%	3/1/2017	None
Merrillville Plaza	25,589	100.0%	25,589	5.88%	8/1/2017	None
Bedford Green	29,693	100.0%	29,693	5.10%	9/5/2017	None
Georgetown Portfolio	17,963	50.0%	8,982	4.72%	12/10/2027	None
Interest rate swaps [1]	111,103	99.9%	110,937	4.11%	Various

Sub-Total Fixed-Rate Debt	560,465		386,272	5.12%

Variable-Rate Debt

Unsecured Line of Credit [2]	—	100.0%	—	Libor + 140	1/31/2018	1 x 12 mos.
664 N. Michigan	44,685	100.0%	44,685	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	11/25/2019	None
4401 N White Plains Road	6,172	100.0%	6,172	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,853	100.0%	15,853	Libor + 190	1/23/2023	None
60 Orange Street	8,292	98.0%	8,126	Libor + 175	4/3/2023	None
Interest rate swaps [1]	(111,103)	99.9%	(110,937)	Libor + 156

Sub-Total Variable-Rate Debt	13,899		13,899	Libor + 156

Total Core Portfolio Debt	574,364		400,171	5.00%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2014	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
CityPoint [3]	Fund II	$20,000	18.8%	$3,766	7.25%	11/1/2014	None
Arundel Plaza [3]	Fund III	8,808	17.9%	1,578	5.60%	4/1/2015	None
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint [3]	Fund II	198,500	18.8%	37,375	4.75%	2019 [6]	None
CityPoint [3,5]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II, III & IV	108,641	19.6%	21,283	3.59%	Various

Sub-Total Fixed-Rate Debt		366,711		70,047	4.57%

Variable-Rate Debt

Parkway Crossing [3]	Fund III	13,030	17.9%	2,334	Libor + 220	1/1/2015	2 x 12 mos.
Liberty Avenue [3]	Fund II	9,002	19.8%	1,784	Libor + 275	4/30/2015	None
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2015	None
640 Broadway [3]	Fund III	22,678	12.6%	2,849	Libor + 295	7/1/2015	1 x 12 mos.
CityPoint [3]	Fund II	20,650	18.8%	3,888	Libor + 400	8/12/2015	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	84,148	19.9%	16,745	Libor + 165	10/26/2015	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	67,400	23.1%	15,583	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,177	19.9%	2,423	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
Lincoln Park Centre	Fund III	23,000	19.9%	4,578	Libor + 145	12/3/2016	2 x 12 mos.
1701 Belmont Avenue [3,7]	Fund IV	3,461	22.8%	789	Prime + 145	1/31/2017	None
654 Broadway	Fund III	9,000	19.9%	1,791	Libor + 188	3/1/2017	2 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,840	19.9%	2,356	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,500	23.1%	2,890	Libor + 175	6/3/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Paramus Plaza [3]	Fund IV	12,600	11.6%	1,457	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	15,376	23.1%	3,555	Libor + 215	5/1/2019	None
White City Shopping Center [3]	Fund III	56,664	16.7%	9,474	Libor + 215	2/19/2021	None
Interest rate swaps [1]	Funds II, III & IV	(108,641)	19.6%	(21,283)	Libor + 232

Sub-Total Variable-Rate Debt		380,985		74,774	Libor + 203

Total Funds Portfolio Debt		$747,696		$144,821	3.34%

Total Debt		$1,322,060		$544,992	4.56%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of September 30, 2014, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $239,881.
[5] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[6] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2014.
[7] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$1,643	$57,109	$58,752	$1,453	$27,983	$29,436	5.37%	5.37%	n/a
2015	5,378	27,344	32,722	5,214	27,344	32,558	5.04%	5.04%	n/a
2016	3,820	257,953	261,773	3,650	128,686	132,336	5.87%	5.87%	n/a
2017	3,042	82,926	85,968	2,863	76,426	79,289	5.50%	5.50%	n/a
2018	1,773	40,058	41,831	1,585	40,058	41,643	1.81%	n/a	1.81%
Thereafter	7,944	85,374	93,318	5,947	78,962	84,909	2.09%	4.72%	1.63%
Total	$23,600	$550,764	$574,364	$20,712	$379,459	$400,171

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$992	$20,000	$20,992	$182	$3,766	$3,948	7.25%	7.25%	n/a
2015	3,487	248,737	252,224	679	49,304	49,983	2.57%	5.60%	2.46%
2016	2,035	83,897	85,932	406	17,422	17,828	1.78%	n/a	1.78%
2017	1,367	72,595	73,962	255	14,738	14,993	3.49%	5.80%	2.24%
2018	1,166	29,500	30,666	214	5,847	6,061	2.66%	n/a	2.66%
Thereafter	1,229	282,691	283,920	205	51,803	52,008	3.98%	4.65%	2.24%
Total	$10,276	$737,420	$747,696	$1,941	$142,880	$144,821

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$237.23	$237.23	$4,303,538
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	—	41,432	41,432	—	100.0%	100.0%	100.0%	—	150.06	150.06	6,217,236
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.92	41.27	1,909,285
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	—	23,531	23,531	—	66.0%	66.0%	86.7%	—	53.69	53.69	834,277
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	20,580	24,078	44,658	100.0%	90.9%	95.1%	95.1%	20.70	64.46	43.25	1,836,435
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	—	51,255	51,255	—	86.5%	86.5%	86.5%	—	38.29	38.29	1,698,169
				37,080	188,196	225,276	100.0%	90.9%	92.4%	94.6%	35.76	90.43	80.69	16,798,940
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
152-154 Spring Street	Kate Spade Saturday	2014	100.0%	—	2,936	2,936	—	100.0%	100.0%	100.0%	—	728.66	728.66	2,139,360
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	120.44	120.44	406,494
East 17th Street	-	2008	100.0%	—	11,467	11,467	—	—	—	100.0%	—	—	—	—
West 54th Street	Stage Coach Tavern	2007	100.0%	—	5,773	5,773	—	92.3%	92.3%	100.0%	—	408.99	408.99	2,179,522
61 Main Street	Chicos	2014	100.0%	—	3,400	3,400	—	100.0%	100.0%	100.0%	—	103.40	103.40	351,560
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.77	74.77	848,683
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.89	31.89	467,987
239 Greenwich Avenue	Restoration Hardware	1998	75.0%	—	16,834	16,834	—	100.0%	100.0%	100.0%	—	92.35	92.35	1,554,663
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	—	9,172	9,172	—	100.0%	100.0%	100.0%	—	131.14	131.14	1,202,772
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	22.19	21.79	22.00	887,172
868 Broadway	Dr Martens	2013	100.0%	—	2,031	2,031	—	100.0%	100.0%	100.0%	—	335.83	335.83	682,069
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	—	6,600	6,600	—	100.0%	100.0%	100.0%	—	66.00	66.00	435,600
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	—	13,638	13,638	—	81.7%	81.7%	81.7%	—	144.86	144.86	1,613,503
131-135 Prince Street	Folli Follie, Uno De 50	2013	100.0%	—	3,200	3,200	—	100.0%	100.0%	100.0%	—	385.11	385.11	1,232,352
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	29,114	29,114	—	100.0%	100.0%	100.0%	—	36.05	36.05	1,049,538
				34,614	155,236	189,850	100.0%	90.7%	92.4%	98.7%	31.93	107.90	92.91	16,300,159
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	58.00	58.00	1,328,703
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	92.3%	95.7%	95.7%	12.50	40.80	27.95	1,537,929
M Street and Wisonsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	63.5%	—	31,629	31,629	—	93.4	93.4%	93.4%	—	81.89	81.89	2,420,201
				24,996	87,069	112,065	100.0%	94.8%	96.0%	97.8%	12.50	60.26	49.16	5,286,833
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470
				40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470

Total Street Retail				137,490	443,927	581,417	100.0%	91.9%	93.8%	97.0%	$25.02	$88.44	$72.46	$39,516,402

Acadia Share Total Street Retail				137,490	427,404	564,894	100.0%	91.8%	93.8%	97.0%	$25.02	$88.70	$72.18	$38,244,596

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is under redevelopment
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	95.3%	97.3%	97.3%	$25.26	$25.50	$25.40	$3,683,627
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	46,724	57,832	104,556	100.0%	90.5%	94.8%	94.8%	13.32	15.33	14.38	1,424,852
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	-	1998	100.0%	—	87,330	87,330	—	98.1%	98.1%	98.1%	—	31.28	31.28	2,679,129
Branch Plaza	LA Fitness, CVS	1998	100.0%	76,189	50,084	126,273	73.6%	77.8%	75.2%	92.5%	21.35	31.05	25.33	2,406,276
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	46.27	30.80	1,949,492
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,552	97,604	100.0%	76.2%	88.9%	88.9%	8.72	18.69	12.71	1,102,547
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	202,727	107,940	310,667	100.0%	86.8%	95.4%	95.4%	14.06	43.13	23.25	6,891,706
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.35	31.03	7.78	1,989,333
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000
Bedford Green	Shop Rite	2014	100.0%	37,981	49,006	86,987	100.0%	85.8%	92.0%	92.0%	22.53	34.58	28.86	2,309,909

Connecticut
Town Line Plaza[2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	93.6%	98.7%	98.7%	14.72	17.61	15.82	1,681,409

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,163	218,148	100.0%	78.9%	94.1%	96.0%	7.51	12.16	8.60	1,765,676

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	19.00	23.99	20.40	2,073,560

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	90.5%	95.5%	95.5%	4.64	21.13	12.13	1,147,554

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	123,220	112,867	236,087	100.0%	97.2%	98.7%	98.7%	10.72	17.95	14.12	3,290,015

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	153,839	81,947	235,786	100.0%	100.0%	100.0%	100.0%	11.12	22.51	15.07	3,554,290
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100%	58,185	65,150	123,335	100.0%	67.4%	82.8%	82.8%	9.49	17.65	13.00	1,326,780

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	852,261	48,608	900,869	94.5%	91.4%	94.3%	94.3%	16.10	20.44	16.32	13,872,559
	Target, Dick's Sporting Goods
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	42,850	59,197	102,047	100.0%	100.0%	100.0%	100.0%	17.05	32.49	26.01	2,654,140
Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	43.41	43.41	867,517

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.83	9.80	5.35	835,956
Route 6 Plaza	Kmart	1994	100.0%	146,568	29,021	175,589	100.0%	94.8%	99.1%	99.1%	6.04	13.88	7.28	1,267,407
Chestnut Hill	—	2006	100.0%	—	37,646	37,646	—	100.0%	100.0%	100.0%	—	24.04	24.04	904,845
Abington Towne Center[3]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	70.4%	95.7%	95.7%	10.5	32.70	20.54	1,012,801

Total Suburban Properties				3,391,172	1,209,419	4,600,591	98.0%	90.6%	96.1%	96.6%	$12.31	$25.47	$15.77	$65,696,480

Acadia Share Total Suburban Properties				2,589,530	1,054,975	3,644,505	98.8%	90.2%	96.3%	97%	$11.14	$24.13	$14.94	$48,638,589

TOTAL CORE PROPERTIES				3,528,662	1,653,346	5,182,008	98.1%	90.9%	95.8%	96.7%	$12.86	$42.56	$22.34	$105,212,882

Acadia Share Total Core Properties				2,727,020	1,482,379	4,209,399	98.9%	90.7%	96.0%	97.0%	$11.92	$42.99	$22.95	$86,883,185

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

LA Fitness	2	100,000	$2,336,500	2.4%	2.7%

Ann Taylor Loft	2	14,174	2,150,210	0.3%	2.5%

Stop and Shop (Ahold)	3	155,177	1,961,300	3.7%	2.3%

Supervalu (Shaw's)	2	123,409	1,907,456	2.9%	2.2%

TJX Companies	9	218,734	1,892,650	5.2%	2.2%
-- TJ Maxx	5	120,123	854,724	2.8%	1.0%
-- Marshalls	2	46,748	434,462	1.1%	0.5%
-- Home Goods	2	51,863	603,464	1.2%	0.7%

Home Depot	3	312,718	1,827,600	7.4%	2.1%

Walgreens	3	37,499	1,412,716	0.9%	1.6%

Kate Spade	2	4,250	1,333,050	0.1%	1.5%

Citibank	5	17,283	1,239,117	0.4%	1.4%

Kmart	3	273,969	1,170,078	6.5%	1.3%

Bob's Discount Furniture	2	34,723	1,062,507	0.8%	1.2%
TD Bank	2	15,560	1,060,904	0.4%	1.2%
Trader Joe's	2	19,094	967,216	0.5%	1.1%
Urban Outfitters	2	19,902	879,450	0.5%	1.0%
Gap (Banana Republic and Old Navy)	3	13,835	875,513	0.3%	1.0%
Dicks Sporting Goods	2	59,805	860,471	1.4%	1.0%
Sleepy's	5	31,843	852,469	0.8%	1.0%
HSBC Bank	2	5,686	845,879	0.1%	1.0%
Captial One	3	12,778	795,368	0.3%	0.9%
CVS	2	25,393	767,736	0.6%	0.9%
TOTAL	59	1,495,832	$ 26,198,190	35.5%	30.1%

Note:
[1] Does not include tenants that operate at only one of Acadia's properties.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	—	—	—	$—	—	7	18,220	1.2%	$28.30	0.8%	7	18,220	0.4%	$28.30	0.5%
2014	3	174,074	5.4%	6.75	2.8%	14	47,067	3.1%	48.40	3.6%	17	221,141	4.7%	15.61	3.3%
2015	5	252,812	7.9%	13.58	8.3%	36	131,297	8.7%	32.73	6.7%	41	384,109	8.2%	20.13	7.3%
2016	10	353,043	11.0%	12.50	10.7%	56	231,571	15.4%	26.22	9.5%	66	584,614	12.4%	17.94	10.0%
2017	6	311,806	9.7%	11.80	8.9%	52	211,504	14.1%	40.40	13.4%	58	523,310	11.1%	23.36	11.6%
2018	7	416,882	13.0%	12.97	13.1%	56	172,813	11.5%	33.09	8.9%	63	589,695	12.5%	18.87	10.6%
2019	7	210,728	6.6%	10.54	5.4%	32	102,173	6.8%	53.76	8.6%	39	312,901	6.6%	24.65	7.3%
2020	6	329,713	10.3%	12.16	9.7%	22	90,474	6.0%	51.77	7.3%	28	420,187	8.9%	20.69	8.3%
2021	7	283,831	8.9%	13.13	9.0%	19	91,138	6.1%	36.45	5.2%	26	374,969	8.0%	18.80	6.7%
2022	2	69,837	2.2%	26.15	4.4%	25	100,420	6.7%	50.60	7.9%	27	170,257	3.6%	40.57	6.6%
2023	3	132,322	4.1%	11.63	3.7%	15	76,688	5.1%	45.23	5.4%	18	209,010	4.4%	23.96	4.8%
Thereafter	16	671,707	20.9%	14.59	23.8%	37	229,959	15.3%	63.07	22.7%	53	901,666	19.1%	26.96	23.1%
Total	72	3,206,755	100.0%	$12.86	100.0%	371	1,503,324	100.0%	$42.56	100.0%	443	4,710,079	100.0%	$22.34	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		66,991	Total Vacant				150,022	Total Vacant				217,013	Total Vacant
		3,528,662	Total Square Feet				1,653,346	Total Square Feet				5,182,008	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended		3 months ended
	September 30, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]
New leases
Number of new leases executed	10	10	5	5	2	2	3	3
GLA	51,041	51,041	28,917	28,917	5,635	5,635	16,489	16,489
New base rent	$54.64	$48.71	$31.10	$29.01	$41.67	$38.72	$100.35	$86.66
Previous base rent	$31.76	$32.80	$25.21	$26.38	$23.34	$25.38	$46.12	$46.61
Average cost per square foot	$141.27	$141.27	$141.5	$141.5	$1.62	$1.62	$188.58	$188.58
Weighted Average Lease Term (years)	11.6	11.6	9.9	9.9	6.5	6.5	16.3	16.3
Percentage growth in base rent	72.0%	48.5%	23.4%	10.0%	78.5%	52.6%	117.6%	85.9%

Renewal leases
Number of renewal leases executed	21	21	5	5	13	13	3	3
GLA	235,341	235,341	42,419	42,419	185,472	185,472	7,450	7,450
New base rent	$18.91	$17.91	$11.92	$11.90	$20.18	$18.96	$27.05	$25.99
Expiring base rent	$16.53	$16.88	$11.07	$11.15	$17.55	$17.97	$22.23	$22.23
Average cost per square foot	$—	$—	$—	$—	$—	$—	$—	$—
Weighted Average Lease Term (years)	4.8	4.8	4.9	4.9	4.8	4.8	5.3	5.3
Percentage growth in base rent	14.4%	6.1%	7.7%	6.7%	15.0%	5.5%	21.7%	16.9%

Total new and renewal Leases
Number of new and renewal leases executed	31	31	10	10	15	15	6	6
GLA commencing	286,382	286,382	71,336	71,336	191,107	191,107	23,939	23,939
New base rent	$25.28	$23.40	$19.69	$18.84	$20.81	$19.54	$77.54	$67.78
Expiring base rent	$19.24	$19.72	$16.80	$17.32	$17.72	$18.19	$38.69	$39.02
Average cost per square foot	$25.18	$25.18	$57.36	$57.36	$0.05	$0.05	$129.89	$129.89
Weighted Average Lease Term (years)	6	6	6.9	6.9	4.8	4.8	12.9	12.9
Percentage growth in base rent	31.4%	18.7%	17.2%	8.7%	17.5%	7.4%	100.4%	73.7%

Notes:
[1]Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2]Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3]Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter		Previous Quarter	Previous Quarter
	Period ended	3 months ended		3 months ended	3 months ended	Prior Year ended
	September 30, 2014	September 30, 2014		June 30, 2014	March 31, 2014	December 31, 2013

Leasing Commissions	$711	$134		$401	$176	$1,676
Tenant Improvements	3,635	1,259		853	1523	4057
Capital Expenditures	777	187		146	444	2592
Total Capital Expenditures	$5,123	$1,580		$1,400	$2,143	$8,325

Other redevelopment and re-anchoring related activities	$1,800	$1,800	[1]	$—	$—	$5,953	[2]

Note:
[1] Consists of $1,800 of costs associated with the re-tenanting at the Branch Plaza.
[2] Consists of $2,278 of costs associated with the re-anchoring of Crossroads, $1,948 of costs associated with the re-tenanting of Merrillville Plaza,
$890 of costs associated with the re-anchoring of Branch Plaza and $836k of costs associated with the installation of a new tenant at a Chicago Street Retail asset.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,303,538	18,141	295,897	163,646	$74,143	$115,275
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,217,236	41,432	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	781,876	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,909,285	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	834,277	23,531	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,836,435	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,698,169	51,255	496,377	247,811	68,233	99,096

83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
152-154 Spring Street	Manhattan	NY	2,139,360	2,936	918,561	473,494	87,476	126,722
Mercer Street	Manhattan	NY	406,494	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	—	11,467	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	2,179,522	5,773	1,249,501	636,418	91,179	137,662
61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
181 Main Street	Westport	CT	848,683	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	467,987	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,554,663	16,834	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,202,772	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	887,172	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	682,069	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,613,503	13,638	878,321	422,645	85,293	121,409
131-135 Prince Street	Manhattan	NY	1,232,352	3,200	990,615	484,990	88,621	132,090
2520 Flatbush Avenue	Brooklyn	NY	1,049,538	29,114	553,769	211,713	56,343	68,554

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,328,703	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,537,929	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,420,201	31,629	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street Retail
Weighted Average - Based on annual base rent					516,441	254,552	$ 79,962	$ 116,968

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$3,683,627	149,070	252,982	84,585	$ 60,290	$ 69,299
Marketplace of Absecon	Absecon	NJ	1,424,852	104,556	32,668	11,471	61,717	73,395
60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
Village Commons Shopping Center	Smithtown	NY	2,679,129	87,330	67,473	22,922	109,170	123,046
Branch Plaza	Smithtown	NY	2,406,276	126,273	67,554	22,991	108,660	122,359
Amboy Center	Staten Island	NY	1,949,492	63,290	151,900	55,451	87,868	98,504
Pacesetter Park Shopping Center	Pomona	NY	1,102,547	97,604	36,144	11,216	112,281	126,247
LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
Crossroads Shopping Center	White Plains	NY	6,891,706	310,667	109,134	42,516	96,092	118,263
New Loudon Center	Latham	NY	1,989,333	255,673	42,827	17,479	67,391	81,548
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
Bedford Green	Bedford Hills	NY	2,309,909	86,987	25,440	8,955	99,204	140,115
Town Line Plaza	Rocky Hill	CT	1,681,409	206,346	46,399	19,437	72,685	86,521
Methuen Shopping Center	Methuen	MA	1,027,936	130,021	99,701	34,864	50,705	60,706
Crescent Plaza	Brockton	MA	1,765,676	218,148	98,838	34,781	57,332	64,961
The Gateway Shopping Center	So. Burlington	VT	2,073,560	101,655	48,384	19,261	51,446	63,537
Hobson West Plaza	Naperville	IL	1,147,554	99,137	94,989	34,059	103,910	126,405
Merrillville Plaza	Hobart	IN	3,290,015	236,087	26,123	10,805	47,909	58,578
Bloomfield Town Square	Bloomfield Hills	MI	3,554,290	235,786	56,773	22,617	62,547	94,909
Mad River Station	Dayton	OH	1,326,780	123,335	65,307	28,938	56,592	69,153
Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
Route 6 Plaza	Honesdale	PA	1,267,407	175,589	6,832	2,962	37,786	44,999
Chestnut Hill	Philadelphia	PA	904,845	37,646	147,436	62,292	58,777	77,506
Abington Towne Center	Abington	PA	1,012,801	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent					90,190	33,012	$ 76,527	$ 93,181

Total Core Properties
Weighted Average - Based on annual base rent					281,993	132,700	$ 78,073	$ 103,884

Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$17,394,216	1,022,900	507,575	193,705	$ 72,923	$ 88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	963,175	337,894	$ 37,629	$ 48,228
	161st Street	Bronx	NY	6,002,214	232,252	1,274,128	450,383	33,329	45,066
	Liberty Avenue	Queens	NY	937,724	26,125	639,405	213,464	55,561	67,368

Fund II
Weighted Average - Based on annual base rent						1,180,801	416,621	$ 34,620	$ 46,015

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$9,864,112	639,353	49,966	17,759	$ 84,926	$ 97,340
	640 Broadway	Manhattan	NY	874,566	4,145	1,006,693	496,773	86,613	124,108
	654 Broadway	Manhattan	NY	550,000	2,896	1,007,518	497,906	86,836	124,507
	New Hyde Park Shopping Center	New Hyde Park	NY	1,234,288	32,602	199,698	70,745	102,010	122,658
	White City	Shrewsbury	MA	4,020,519	180,379	99,189	39,649	51,215	62,391
	Parkway Crossing	Parkville	MD	1,720,536	260,241	185,935	74,271	59,022	68,972
	Heritage Shops	Chicago	IL	3,140,961	81,730	288,116	154,272	71,414	110,831
	Lincoln Park Centre	Chicago	IL	2,917,267	61,761	431,527	230,716	73,011	109,736
	Nostrand Avenue	Brooklyn	NY	1,405,601	40,315	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,318,478	265,116	77,759	29,166	59,786	64,793

Fund III
Weighted Average - Based on annual base rent						201,611	92,253	$ 77,181	$ 96,986

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	110,450	43,613	$ 60,575	$ 68,732
	2819 Kennedy Boulevard	North Bergen	NJ	100,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,353,508	265,442	57,996	18,940	74,390	84,467
	Paramus Plaza	Paramus	NJ	1,863,180	154,332	106,906	37,209	119,131	132,518
	1151 Third Avenue	Manhattan	NY	318,000	12,911	1,270,132	636,996	87,522	131,326
	Lake Montclair	Prince William County	VA	1,888,521	105,850	55,900	18,373	93,338	103,028
	Eden Square	Bear	DE	2,524,598	235,508	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	928,510	33,228	453,690	239,813	72,447	108,382

Fund IV
Weighted Average - Based on annual base rent						136,944	60,008	$ 79,824	$ 91,931

Total - Funds
Weighted Average - Based on annual base rent						377,678	149,309	$ 68,415	$ 84,480

Overview of Acadia Funds

As of September 30, 2014	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$372.0 million	$121.0 million
As a percentage of commitments	100.0%	100.0%	78.3%	22.4%
Capital funded and allocated [3]	100.0%	100.0%	100.0%	40.0%

Distributions	$192.3 million	$131.6 million	$361.2 million	$95.9 million
As a percentage of funded capital	222.0%	43.9%	97.1%	79.3%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital[1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Notes:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to recontribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

[3] Includes all funded capital as well as unfunded capital commitments which have been allocated to (i) complete existing projects and (ii) acquire and complete leasing/development of acquisitions under contract

Fund Retail Properties - Detail [1]
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	60.0%	97,500	—	97,500	34.9%	—	34.9%	34.9%	$3.03	—	$3.03

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	10,880	15,245	26,125	100.0%	100.0%	100.0%	100.0%	$39.75	$33.14	$35.89
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	87.6%	93.3%	93.3%	26.50	28.85	27.69

Total - Fund II				177,906	140,471	318,377	100.0%	89.0%	95.1%	95.1%	$32.84	$29.38	$31.41

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,420	166,933	639,353	95.7%	81.3%	92.0%	96.7%	$14.05	$25.84	$16.78
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	—	2,896	2,896	—	100.0%	100.0%	100.0%	—	189.92	189.92
640 Broadway	Swatch	2012	63.1%	—	4,145	4,145	—	91.8%	91.8%	100.0%	—	229.91	229.91
New Hyde Park Shopping Center	PetSmart	2011	100.0%	13,507	19,095	32,602	100.0%	80.4%	88.5%	88.5%	35.00	49.61	42.77
Nostrand Avenue	—	2013	100.0%	—	40,315	40,315	—	75.9%	75.9%	75.9%	—	45.93	45.93

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,517	257,356	85.6%	98.7%	92%	92.0%	15.6	35.38	25.95

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite	2011	94.3%	192,836	67,405	260,241	100.0%	82.1%	95.4%	95.4%	3.65	18.37	6.93
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	58.8%	94.8%	94.8%	3.90	21.18	5.24

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	49,878	31,852	81,730	100%	89.7%	96%	96.0%	21.61	72.19	40.03
Lincoln Park Centre	Design Within Reach	2012	100.0%	—	61,761	61,761	—	100%	100%	100.0%	—	47.23	47.23

Total - Fund III				1,092,400	553,115	1,645,515	96.4%	86.3%	93.0%	94.9%	$10.71	$37.47	$19.06

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue		2013	100.0%	—	12,911	12,911	—	42.4%	42.4%	100.0%	—	$58.09	$58.09

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	76,222	78,110	154,332	100%	29.5%	64.3%	64.3%	21.88	8.50	18.78

2819 Kennedy Boulevard	Aldi	2013	98.6%	36,941	4,536	41,477	—	33.9%	3.7%	47.9%	—	65.10	65.10

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	92.5%	98.0%	98.4%	9.73	22.19	12.89
Lake Montclair	Food Lion	2013	100.0%	33,000	72,850	105,850	100.0%	93.4%	95.5%	95.5%	9.50	23.15	18.69

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100.0%	—	100.0%	100.0%	15.96	—	15.96

Delaware
Eden Square	Giant Food, Lowe's	2014	98.6%	167,333	68,175	235,508	100.0%	79.0%	93.9%	93.9%	10.03	15.70	11.41

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	80.0%	—	33,228	33,228	—	62.6%	62.6%	62.6%	—	44.66	44.66

Total - Fund IV				566,208	341,214	907,422	93.5%	70.0%	84.6%	87.6%	$12.25	$22.74	$15.51

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
[2]Currently operating, but redevelopment activities have commenced.

Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2019	1	34,000	100.0%	$3.03	100.0%
Total	1	34,000	100.0%	$3.03	100.0%

		63,500	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1		—	—	$—	—	1	9,967	8.0%	$10.00	2.7%	1	9,967	3.3%	$10.00	1.0%
2014	1	107,026	60.2%	26.50	48.5%	—	—	—	—	—	1	107,026	35.3%	26.50	29.8%
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	1	4,575	3.7%	27.81	3.5%	1	4,575	1.5%	27.81	1.3%
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	1	4,462	3.6%	31.00	3.8%	1	4,462	1.5%	31.00	1.5%
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	2	70,880	39.8%	42.42	51.5%	6	105,967	84.7%	31.20	90.1%	8	176,847	58.4%	35.69	66.4%
Total	3	177,906	100.0%	$32.84	100.0%	9	124,971	100.0%	$29.38	100.0%	12	302,877	100.0%	$31.41	100.0%

		—	Total Vacant				15,500	Total Vacant				15,500	Total Vacant
		177,906	Total Square Feet				140,471	Total Square Feet				318,377	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	4,000	0.8%	$18.73	0.4%	2	4,000	0.3%	$18.73	0.3%
2014	—	—	—	—	—	7	21,056	4.4%	25.87	3.0%	7	21,056	1.4%	25.87	1.9%
2015	3	81,465	7.7%	7.11	5.1%	12	22,269	4.7%	43.00	5.4%	15	103,734	6.8%	14.82	5.3%
2016	1	26,561	2.5%	8.00	1.9%	22	53,800	11.3%	38.25	11.5%	23	80,361	5.3%	28.25	7.8%
2017	2	52,131	4.9%	18.36	8.5%	13	54,065	11.3%	28.15	8.5%	15	106,196	6.9%	23.35	8.5%
2018	5	287,562	27.3%	12.54	32.0%	23	78,628	16.5%	31.82	14%	28	366,190	23.9%	16.68	20.9%
2019	3	236,323	22.4%	7.57	15.9%	11	30,622	6.4%	30.78	5.3%	14	266,945	17.4%	10.23	9.4%
2020	—	—	—	—	—	6	16,677	3.5%	22.91	2.1%	6	16,677	1.1%	22.91	1.3%
2021	1	35,601	3.4%	10.76	3.4%	7	28,392	5.9%	36.22	5.7%	8	63,993	4.2%	22.05	4.8%
2022	1	65,028	6.2%	17.00	9.8%	9	26,428	5.5%	38.38	5.7%	10	91,456	6.0%	23.18	7.3%
2023	2	38,836	3.7%	15.49	5.3%	12	43,421	9.1%	56.77	13.8%	14	82,257	5.4%	37.28	10.5%
Thereafter	3	229,660	21.8%	8.89	18.1%	17	98,109	20.5%	44.85	24.6%	20	327,769	21.4%	19.66	22.1%
Total	21	1,053,167	100.0%	$10.71	100.0%	141	477,467	100.0%	$37.47	100.0%	162	1,530,634	100.0%	$19.06	100.0%

		39,233	Total Vacant				75,648	Total Vacant				114,881	Total Vacant
		1,092,400	Total Square Feet				553,115	Total Square Feet				1,645,515	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	4,590	1.9%	$37.34	3.2%	2	4,590	0.6%	$37.34	1.4%
2014	—	—	—	—	—	2	17,040	7.1%	37.31	11.7%	2	17,040	2.2%	37.31	5.3%
2015	—	—	—	—	—	3	8,200	3.4%	15.42	2.3%	3	8,200	1.1%	15.42	1.1%
2016	—	—	—	—	—	10	30,575	12.8%	18.63	10.5%	10	30,575	4.0%	18.63	4.8%
2017	2	161,152	30.4%	9.69	24.1%	10	27,035	11.3%	23.52	11.7%	12	188,187	24.5%	11.67	18.4%
2018	—	—	—	—	—	13	39,212	16.4%	22.02	15.9%	13	39,212	5.1%	22.02	7.2%
2019	1	39,220	7.4%	19.52	11.8%	8	56,674	23.7%	15.77	16.5%	9	95,894	12.5%	17.30	13.9%
2020	1	27,926	5.3%	12.00	5.2%	4	19,900	8.3%	21.22	7.8%	5	47,826	6.2%	15.84	6.4%
2021	1	32,144	6.1%	11.50	5.7%	1	2,400	1.0%	22.28	1.0%	2	34,544	4.5%	12.25	3.6%
2022	1	26,568	5.0%	10.14	4.2%	1	9,600	4.0%	13.00	2.3%	2	36,168	4.7%	10.90	3.3%
2023	1	33,000	6.2%	9.50	4.8%	3	14,063	5.9%	27.50	7.1%	4	47,063	6.1%	14.88	5.9%
Thereafter	3	209,257	39.5%	13.71	44.2%	3	9,500	4.0%	57.44	10.1%	6	218,757	28.5%	15.61	28.7%
Total	10	529,267	100.0%	$12.25	100.0%	60	238,789	100.0%	$22.74	100.0%	70	768,056	100.0%	$15.51	100.0%

		36,941	Total Vacant				102,425	Total Vacant				139,366	Total Vacant
		566,208	Total Square Feet				341,214	Total Square Feet				907,422	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction	Estimated Sq.Ft.			Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$306.7	[3]	$ (26.7)	to	$ 3.3	[3]	$ 280.0	to	$ 310.0	[3]	$264.4
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	35.1		TBD		TBD		TBD		TBD		—
							$341.8		TBD		TBD		TBD		TBD		$264.4

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	$12.8		$34.2	to	$43.2		$47.0	to	$56.0		$—	[5]
3104 M Street NW	80.0%	Washington, D.C.	TBD	10,000	—	TBD	3.7		3.3	to	4.8		7.0	to	8.5		—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.9		36.1	to	46.1		50.0	to	60.0		—
							$30.4		TBD		TBD		TBD		TBD		$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$8.0		$3.5	to	$4.0		$11.5	to	$12.0		$4.6
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016	200,000	—	TBD	38.6		23.4	to	29.4		62.0	to	68.0		—
							$46.6		$ 26.9		$ 33.4		$ 73.5		$ 80.0		$4.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of actual and anticipated reimbursements from retail tenants and proceeds from residential tower sales.
[4] The leased rate excludes pre-redevelopment tenants.
[5] The portfolio will be acquired through a series of transactions. Costs incurred and estimated total costs are for those acquisitions completed as of September 30, 2014 (24 buildings).

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$418.8
City Point adjustment to FMV			33.8
City Point gain on sale of Tower 1			1.3
Less development held as operating real estate			(8.0)
Less development costs of unconsolidated properties			(38.6)
Less deferred costs and other amounts			(8.6)

Total per consolidated balance sheet			$398.7

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	$300 million of total equity - Fully invested

	20% ($63 million) - AKR Fund I ($15 million) and Fund II ($48 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through September 30, 2014

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$2,087	$54,337	1.6x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,478	429	7,484	1.2x
		2008
Total			$63,216	$2,516	$148,279	2.3x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.